                                                                    EXHIBIT 10.1

                              Schedule of Investors


                                           Shares of Common Stock
      Investor                                   Purchased                    Proceeds to Company
      --------                             ----------------------             -------------------
Thomas M. Porter                                 1,250,000                          $150,000
SSJ Enterprises, LLC                             2,666,667                          $320,000



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